SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                      0-26483               94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

Item 5. Other Events.

On May 26, at the 2004 Annual Meeting of Stockholders, the stockholders of VaxGen, Inc. (the "Company") were asked to vote on five items as follows:

      1. To elect five directors, Lance K. Gordon, Franklin Berger, Randall L-W. Caudill, Michel Greco and William D. Young to serve until the Company's 2005 Annual Meeting of Stockholders or until their earlier retirement, resignation or removal;

      2. To approve the amendment to the Company's 2001 Employee Stock Purchase Plan (the "Plan"), to increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 400,000 shares;

      3.    To approve the amendment and restatement of the Company's Bylaws;
            and

      4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004.

The results of the matters presented at the annual meeting, were as follows:

      1. Lance K. Gordon, Franklin Berger, Randall L-W. Caudill, Michel Greco and William D. Young were elected as directors of the Company to serve until the 2005 Annual Meeting of Stockholders as follows:

                                              For                   Withheld
                                              ----------            ---------
            Lance K. Gordon                   22,966,423            80,590
            Franklin Berger                   22,954,288            92,725
            Randall L-W. Caudill              22,589,311            457,702
            Michel Greco                      22,968,838            78,175
            William D. Young                  20,142,740            2,904,273

      2. The approval of the amendment to the Plan, to increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 400,000 shares was approved as follows:

            For                        Against                   Abstain
            ---------                  ---------                 --------
            9,346,365                  313,641                   37,218

      3. The approval of the amendment and restatement of the Company's Bylaws was approved as follows:

            For                        Against                   Abstain
            ---------                  ---------                 --------
            20,022,425                 2,972,174                 52,414

      4. The ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2004 fiscal year was approved as follows:

            For                        Against                   Abstain
            ---------                  ---------                 --------
            22,982,922                 41,673                    22,418

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VaxGen, Inc.
                                                  (Registrant)

Dated: May 26, 2004


                                                  By: /s/ James M. Cunha
                                                      --------------------------
                                                      James M. Cunha
                                                      Chief Financial Officer